CMA GOVERNMENT SECURITIES FUND

                   Supplement dated November 14, 2000 to the
            Statement of Additional Information dated June 29, 2000

         The section headed "Trustees and Officers" beginning on page 15 is amended to include the following individual, who is primarily responsible for the day-to-day management of the Fund's portfolio:

         P. Michael Walsh (32) - Vice President and Portfolio Manager (1)(2) - Vice President of Merrill Lynch Investment Managers, L.P. (formerly MLAM) since 1991.

         In addition, Robert Sabatino is no longer the portfolio manager or an officer of the Fund.